                                                            [First BanCorp LOGO]
                                                           Annie Astor-Carbonell
                                                 Senior Executive Vice President
                                                     and Chief Financial Officer
                                                                  (787) 729-8088
                                                     annie.astor@firstbankpr.com

                         FIRST BANCORP REPORTS EARNINGS
                        INCREASE OF 16.4% FOR THE QUARTER
                             AND 25.5% FOR THE YEAR


         SAN JUAN, PUERTO RICO, JANUARY 16, 2003--FIRST BANCORP (NYSE:FBP), THE SECOND LARGEST PUERTO RICO FINANCIAL HOLDING COMPANY WITH DIVERSIFIED BANKING OPERATIONS IN PUERTO RICO AND THE US AND BRITISH VIRGIN ISLANDS, REPORTED TODAY RECORD EARNINGS FOR THE FOURTH QUARTER AND FULL YEAR 2002.

          NET INCOME WAS $27,970,880 OR 53 CENTS PER SHARE BASIC AND 52 CENTS PER SHARE DILUTED, FOR THE FOURTH QUARTER OF 2002, AS COMPARED TO EARNINGS OF $24,024,378 OR 47 CENTS PER SHARE BASIC AND DILUTED FOR THE FOURTH QUARTER OF 2001. THESE RESULTS REPRESENT AN EARNINGS INCREASE OF 16.4% FOR THIS QUARTER. RETURN ON ASSETS (ROA) AND RETURN ON COMMON EQUITY (ROE) WERE 1.16% AND 21.08% RESPECTIVELY, FOR THE QUARTER, AS COMPARED TO 1.25% AND 21.25% RESPECTIVELY, FOR THE SAME QUARTER OF 2001. AVERAGE COMMON SHARES USED TO CALCULATE EARNINGS PER SHARE FOR THE FOURTH QUARTER WERE 39,954,535 (BASIC) AND 40,680,605 (DILUTED). ALL EARNINGS PER SHARE AND COMMON SHARE NUMBERS REFLECT THE 3 FOR 2 SPLIT DISTRIBUTED ON SEPTEMBER 30, 2002.

FIRST BANCORP REPORTS EARNINGS INCREASE OF 16.4% FOR THE QUARTER
AND 25.5% FOR THE YEAR

                                                                          PAGE 2



         THE YEAR ENDED DECEMBER 31, 2002 WAS ANOTHER RECORD YEAR FOR FIRST BANCORP, WITH EARNINGS OF $107,956,351 OR $2.04 PER SHARE (BASIC) AND $2.01 PER SHARE (DILUTED), AS COMPARED TO $86,001,444 OR $1.74 PER SHARE (BASIC) AND $1.73 PER SHARE (DILUTED), AN EARNINGS INCREASE OF 25.5% FOR THE YEAR 2002. ROA AND ROE FOR THE FULL YEAR 2002 WERE 1.23% AND 21.90% RESPECTIVELY, AS COMPARED TO 1.28% AND 22.13% RESPECTIVELY, FOR 2001. AVERAGE COMMON SHARES OUTSTANDING FOR THE YEAR WERE 39,901,207 (BASIC) AND 40,553,531 (DILUTED). THE EARNINGS INCREASE IS ATTRIBUTABLE MOSTLY TO INCREASES IN THE CORPORATION'S NET INTEREST INCOME AND OTHER INCOME NET OF AN INCREASE IN OPERATING EXPENSES. COMMENTING ON THE YEAR 2002 ACHIEVEMENTS, MR. ANGEL ALVAREZ-PEREZ, CEO OF FIRST BANCORP SAID, "2002 WAS A CHALLENGING YEAR, AS RELATED TO INTEREST RATES AND THE GENERAL ECONOMIC ENVIRONMENT. NOTWITHSTANDING THIS, WE FEEL VERY SATISFIED THAT WE HAVE EARNED RECORD PROFITS, THROUGH THE CONTINUOUS GROWTH OF OUR LOAN PORTFOLIOS, ESPECIALLY COMMERCIAL AND RESIDENTIAL LOANS AND MAINTAINING LOW DELINQUENCIES IN A DIFFICULT ECONOMIC ENVIRONMENT, ESPECIALLY IN THE CONSUMER PORTFOLIOS. IN ADDITION, DURING THIS QUARTER WE CLOSED THE ACQUISITION OF A BANKING OPERATION IN THE US

FIRST BANCORP REPORTS EARNINGS INCREASE OF 16.4% FOR THE QUARTER
AND 25.5% FOR THE YEAR                                                  PAGE 3



AND BRITISH VIRGIN ISLANDS, WHICH PROVIDES US WITH GEOGRAPHIC DIVERSIFICATION."

         NET INTEREST INCOME INCREASED BY $30.8 MILLION FOR THE YEAR, TO END THE YEAR AT $266.8 MILLION. THE INCREASE IN NET INTEREST INCOME FOR THE YEAR IS THE RESULT OF VOLUME INCREASES OF $2,052 MILLION IN THE CORPORATION'S AVERAGE LOAN AND INVESTMENT PORTFOLIOS. NET INTEREST INCOME WAS $68.7 MILLION FOR THIS QUARTER, AS COMPARED TO $63.5 MILLION FOR THE FOURTH QUARTER OF 2001 AND $60.3 MILLION FOR THE THIRD QUARTER OF 2002. DURING THE FOURTH QUARTER THE NET INTEREST INCOME WAS STILL NOT AT NORMALIZED LEVELS, SINCE CERTAIN SECURITIES PURCHASED, AS PART OF AN INVESTMENT PORTFOLIO RESTRUCTURING, SETTLED ON NOVEMBER 19, 2002.

         NET INTEREST MARGIN (ON A TAX EQUIVALENT BASIS) WAS 3.10% AND 3.56% FOR THE FOURTH QUARTER AND FULL YEAR 2002, RESPECTIVELY, AS COMPARED TO 3.95% AND 4.08% FOR THE FOURTH QUARTER AND FULL YEAR 2001, RESPECTIVELY. THE DECREASE IS MAINLY DUE TO LOWER NET YIELD ON THE CORPORATION'S MORTGAGE BACKED SECURITIES PORTFOLIOS.

         DURING 2002 THE CORPORATION EXPERIENCED SOLID ASSET GROWTH, ENDING THE YEAR WITH ASSETS OF $9,644 MILLION, UP 17.6% FROM TOTAL ASSETS AS OF DECEMBER 31, 2001 OF $8,198 MILLION. DEPOSITS WERE

FIRST BANCORP REPORTS EARNINGS INCREASE OF 16.4% FOR THE QUARTER
AND 25.5% FOR THE YEAR                                                   PAGE 4


$5,483 MILLION AS OF DECEMBER 31, 2002, AS COMPARED TO $4,099 MILLION AS OF DECEMBER 31, 2001. LOANS INCREASED TO $5,638 MILLION AS OF DECEMBER 31, 2002, AS COMPARED TO $4,309 MILLION AS OF DECEMBER 31, 2001, MOSTLY AS A RESULT OF AN INCREASE OF $345 MILLION IN COMMERCIAL LOANS AND $842 MILLION IN RESIDENTIAL REAL ESTATE LOANS. CONSUMER LOANS AND FINANCE LEASES INCREASED BY $142 MILLION. PART OF THE LOAN GROWTH IS ATTRIBUTED TO THE ACQUISITION OF A BANKING OPERATION IN THE US AND BRITISH VIRGIN ISLANDS WHICH INCLUDES, $291 MILLION IN RESIDENTIAL LOANS, $40 MILLION IN COMMERCIAL LOANS, AND $105 MILLION IN CONSUMER LOANS.


         ANOTHER FACTOR CONTRIBUTING TO THE RECORD FINANCIAL RESULTS WAS THE STABLE WRITE-OFFS OF OUR LOAN PORTFOLIO DURING THESE WEAKENED ECONOMIC CONDITIONS. LOAN LOSSES (NET WRITE-OFFS) WERE $10.1 MILLION FOR THE FOURTH QUARTER, (.74% OF AVERAGE LOANS) SLIGHTLY UNDER THE $10.7 MILLION (1.05% OF AVERAGE LOANS) FOR THE FOURTH QUARTER OF 2001 AND $10.2 MILLION (.85% OF AVERAGE LOANS) FOR THE IMMEDIATELY PRECEDING THIRD QUARTER OF 2002. FOR THE TOTAL YEAR NET WRITE-OFFS WERE $41.5 MILLION (.87% OF AVERAGE LOANS), AS COMPARED TO $46.9 MILLION DURING 2001, (1.22% OF AVERAGE LOANS). NON-PERFORMING LOANS AT YEAR END WERE $91.8 MILLION OR 1.63% OF TOTAL LOANS, LOWER AS A PERCENTAGE

FIRST BANCORP REPORTS EARNINGS INCREASE OF 16.4% FOR THE QUARTER
AND 25.5% FOR THE YEAR                                                  PAGE 5

OF LOANS, WHEN COMPARED TO $73.0 MILLION OR 1.69% OF TOTAL LOANS, AS OF DECEMBER 31, 2001, AND $83.0 MILLION OR 1.68% OF TOTAL LOANS AS OF SEPTEMBER 30, 2002, THE PREVIOUS QUARTER END. THE INCREASE IN THE NON-PERFORMING LOANS IS IN PART DUE TO THE LOANS ACQUIRED IN THE VIRGIN ISLANDS, AND IN PART TO GENERAL GROWTH IN THE CORPORATION'S COMMERCIAL LOAN PORTFOLIO. APPROXIMATELY 66% OF NON-PERFORMING LOANS ARE SECURED BY REAL-ESTATE, AND APPROXIMATELY 25% ARE SECURED BY NON-REAL ESTATE COLLATERAL. THE REMAINING 9% ARE UNSECURED LOANS. THE RESERVE COVERAGE RATIO (ALLOWANCE FOR LOAN LOSSES TO NON-PERFORMING LOANS) WAS 121.9% AS OF DECEMBER 31, 2002, AS COMPARED TO 124.7% FOR DECEMBER 31, 2001 AND 130.03% FOR SEPTEMBER 30, 2002. ALLOWANCE FOR LOANS LOSSES INCREASED TO $111.9 MILLION AS OF DECEMBER 31, 2002, FROM $91.0 MILLION AS OF DECEMBER 31, 2001. THE INCREASE CORRESPONDS TO A HIGHER COMMERCIAL LOAN PORTFOLIO AND CURRENT ECONOMIC CONDITIONS.

         THE CORPORATION, MAINLY THROUGH ITS SUBSIDIARY BANK, HAS MAINTAINED A BETTER THAN AVERAGE EFFICIENCY RATIO OF 40.81% FOR THE YEAR, WHILE IT HAS INVESTED SIGNIFICANTLY IN STATE OF THE ART TECHNOLOGY AND INFRASTRUCTURE TO PROVIDE THE LATEST IN DELIVERY CHANNELS FOR ITS COMMERCIAL AND CONSUMER FINANCIAL PRODUCTS AND SERVICES. OPERATING EXPENSES WERE $132.8 MILLION FOR THE YEAR 2002, AS COMPARED TO

FIRST BANCORP REPORTS EARNINGS INCREASE OF 16.4% FOR THE QUARTER
AND 25.5% FOR THE YEAR                                                   PAGE 6

$120.9 MILLION DURING 2001. EXPENSES INCLUDE THE COST OF NEW VIRGIN ISLANDS OPERATIONS, SINCE OCTOBER 15, 2002.

         FIRST BANCORP IS A $9.6 BILLION WELL CAPITALIZED FINANCIAL HOLDING COMPANY. IT IS THE PARENT COMPANY OF FIRSTBANK PUERTO RICO, WHICH IS THE SECOND LARGEST COMMERCIAL BANK IN PUERTO RICO AND VIRGIN ISLANDS AND OF FIRST BANK INSURANCE AGENCY. BOTH FIRST BANCORP AND FIRSTBANK PUERTO RICO OPERATE WITHIN US BANKING LAWS AND REGULATIONS. THE BANK OPERATES A TOTAL OF 92 FINANCIAL SERVICE FACILITIES THROUGHOUT PUERTO RICO AND THE US AND BRITISH VIRGIN ISLANDS, INCLUDING THE OPERATIONS OF ITS SUBSIDIARIES MONEY EXPRESS, A FINANCE COMPANY, FIRST LEASING AND CAR RENTAL, A CAR AND TRUCK RENTAL LEASING COMPANY IN PUERTO RICO, FIRSTBANK INSURANCE VI, AND FIRST TRADE, INC. IN THE US AND BRITISH VIRGIN ISLANDS.

         THE CORPORATION'S COMMON AND PREFERRED SHARES TRADE ON THE NEW YORK STOCK EXCHANGE, UNDER THE SYMBOLS FBP, FBPPRA, FBPPRB, FBPPRC, AND FBPPRD.

                                  FIRST BANCORP
                                FINANCIAL SUMMARY
                                   (UNAUDITED)
                 (DOLLARS IN THOUSANDS EXCEPT PER SHARE RESULTS)


                                                       Three Months Ended                          Year Ended
                                                 -------------------------------         -------------------------------
                                                       December 31,                              December 31,
                                                 -------------------------------         -------------------------------
SELECTED INCOME STATEMENT DATA:
                                                     2002                2001               2002                 2001
                                                 -----------         -----------         -----------         -----------
Interest Income                                  $   137,364         $   133,801         $   540,033         $   516,256
                                                 -----------         -----------         -----------         -----------
Interest Expense                                      68,646              70,309             273,184             280,201
                                                 -----------         -----------         -----------         -----------
Net Interest Income                                   68,717              63,491             266,850             236,055
                                                 -----------         -----------         -----------         -----------
Provision for Loan Losses                             14,001              15,440              62,302              61,030
                                                 -----------         -----------         -----------         -----------
Gains on Sale of Investments-net                       3,899                (110)             12,000               9,606
                                                 -----------         -----------         -----------         -----------
Other Income                                          12,141              11,659              46,491              43,374
                                                 -----------         -----------         -----------         -----------
Operating Expenses                                    36,392              30,809             132,756             120,854
                                                 -----------         -----------         -----------         -----------
Income Taxes                                           6,394               4,768              22,327              20,134
                                                 -----------         -----------         -----------         -----------
Cumulative effect of accounting change                   N/A                 N/A                 N/A              (1,015)
                                                 -----------         -----------         -----------         -----------
Net Income                                       $    27,971         $    24,024         $   107,956         $    86,001
                                                 -----------         -----------         -----------         -----------
Net Income Applicable to Common Stock            $    21,220         $    18,941         $    81,550         $    69,493
                                                 -----------         -----------         -----------         -----------

Net Income Per Share (Basic)                     $      0.53         $      0.47         $      2.04         $      1.74
                                                 -----------         -----------         -----------         -----------
Net Income Per Share (Diluted)                   $      0.52         $      0.47         $      2.01         $      1.73
                                                 -----------         -----------         -----------         -----------

SELECTED PERFORMANCE RATIOS:
           Net Interest Yield (1)                       3.10%               3.95%               3.56%               4.08%
                                                 -----------         -----------         -----------         -----------
           Return on Assets                             1.16%               1.25%               1.23%               1.28%
                                                 -----------         -----------         -----------         -----------
           Return on Equity                            14.66%              15.38%              14.90%              16.20%
                                                 -----------         -----------         -----------         -----------
           Return on Common Equity                     21.08%              21.25%              21.90%              22.13%
                                                 -----------         -----------         -----------         -----------
           Net Write offs to Average Loans              0.74%               1.05%               0.87%               1.22%
                                                 -----------         -----------         -----------         -----------
           Efficiency Ratio                            42.94%              41.06%              40.81%              41.81%
                                                 -----------         -----------         -----------         -----------

AVERAGE BALANCES:
           Assets                                $ 9,681,233         $ 7,658,492         $ 8,748,222         $ 6,701,402
                                                 -----------         -----------         -----------         -----------
           Earnings Assets                         9,391,837           7,384,695           8,506,828           6,455,047
                                                 -----------         -----------         -----------         -----------
           Loans                                   5,423,346           4,081,208           4,773,363           3,838,683
                                                 -----------         -----------         -----------         -----------
           Deposits                                5,323,973           4,005,177           4,744,960           3,715,141
                                                 -----------         -----------         -----------         -----------
           Interest-bearing liabilities            8,375,600           6,716,692           7,655,393           5,863,263
                                                 -----------         -----------         -----------         -----------
           Stockholders Equity                       763,219             624,977             724,514             530,902
                                                 -----------         -----------         -----------         -----------
           Common Stockholders Equity                402,719             356,477             372,343             314,051
                                                 -----------         -----------         -----------         -----------

OTHER INCOME BY MAIN CATEGORIES:
           Service charges on deposits           $     2,251         $     2,125         $     9,200         $     9,213
                                                 -----------         -----------         -----------         -----------
           Other fees on loans                         6,015               5,102              21,441              19,632
                                                 -----------         -----------         -----------         -----------
           Mortgage Banking Activities                   369                 361               3,540               1,562
                                                 -----------         -----------         -----------         -----------
           Rental Income                                 554                 602               2,285               2,293
                                                 -----------         -----------         -----------         -----------
           Derivative Income (loss)                     (600)                 --              (4,062)                 --
                                                 -----------         -----------         -----------         -----------
           Others                                      3,552               3,470              14,087              10,673
                                                 -----------         -----------         -----------         -----------

OPERATING EXPENSES BY MAIN CATEGORIES:
           Personnel                             $    16,297         $    14,246         $    59,432         $    54,703
                                                 -----------         -----------         -----------         -----------
           Occupancy and Equipment                     8,290               6,814              29,015              24,992
                                                 -----------         -----------         -----------         -----------
           Business Promotion                          1,795               1,366               9,304               7,506
                                                 -----------         -----------         -----------         -----------
           Taxes and Insurance                         2,555               2,410               9,661               8,449
                                                 -----------         -----------         -----------         -----------
           Other                                       7,455               5,973              25,344              25,204
                                                 -----------         -----------         -----------         -----------



(1)      On a taxable equivalent basis.

First BanCorp - Financial Summary
Page 2


SELECTED STATEMENT OF CONDITION DATA:

                                                               At December 31,            At December 31,
                                                               ---------------           ---------------
                                                                   2002                       2001
                                                               ---------------           ---------------
Total Assets:
           Total Assets                                        $     9,643,852           $     8,197,518
                                                               ---------------           ---------------
           Loans Receivable                                          5,637,851                 4,308,780
                                                               ---------------           ---------------
           Total Investments                                         3,728,669                 3,715,999
                                                               ---------------           ---------------
           Cash                                                        108,306                    59,899
                                                               ---------------           ---------------

Loans Receivable by Main Categories:
           Commercial Loans                                    $     2,491,358           $     2,146,491
                                                               ---------------           ---------------
           Finance Leases                                              143,412                   127,935
                                                               ---------------           ---------------
           Consumer Loans                                            1,149,014                 1,022,445
                                                               ---------------           ---------------
           Residential Loans                                         1,854,068                 1,011,908
                                                               ---------------           ---------------

Total Liabilities:
           Deposits                                            $     5,482,918           $     4,098,554
                                                               ---------------           ---------------
           Securities Sold Under Agreements
             to Repurchase                                           2,793,540                 2,997,174
                                                               ---------------           ---------------
           Other Borrowings                                            455,815                   428,062
                                                               ---------------           ---------------
           Stockholders Equity                                         798,424                   602,919
                                                               ---------------           ---------------
           Book value per common share                         $         10.96           $          8.39
                                                               ---------------           ---------------

Credit quality Data:
           Non-performing Assets                               $       104,675           $        79,050
                                                               ---------------           ---------------
           Non-performing Loans                                         91,765                    72,998
                                                               ---------------           ---------------
           Past Due Loans                                               24,435                    27,497
                                                               ---------------           ---------------
           Allowance for Loan Losses                                   111,911                    91,060
                                                               ---------------           ---------------

           Non-performing Assets to Total Assets                          1.09%                     0.96%
                                                               ---------------           ---------------
           Non-performing Loans to Total Loans                            1.63%                     1.69%
                                                               ---------------           ---------------
           Allowance to Non-Performing Loans                            121.95%                   124.74%
                                                               ---------------           ---------------